UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 11, 2020

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-38214	31-1236686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR, GLEN ALLEN, VA		23060
(Address of principal executive offices)		(Zip code)

(804) 273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 2.02    Results of Operations and Financial Condition
On June 11, 2020, Hamilton Beach Brands Holding Company (the “Company”) issued a press release regarding its first quarter 2020 unaudited financial results, a copy of which is furnished as Exhibit 99.1 hereto.
Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 11, 2020, the Audit Review Committee of the Board of Directors (the “Audit Review Committee”) of the Company, after discussion with management of the Company and Ernst & Young LLP, the Company’s independent registered public accounting firm, concluded that the Company’s previously issued consolidated financial statements as of and for the years ended December 31, 2019 and 2018, each of the quarters during the years ended December 31, 2019 and 2018, and other financial data relating to these periods, including the financial data tables furnished to the Securities and Exchange Commission on Form 8-K, should no longer be relied upon. The Company intends to file restated consolidated financial statements for all periods referenced above as soon as practicable.
As previously disclosed on May 11, 2020, during the quarter ended March 31, 2020, the Company discovered certain accounting irregularities with respect to the timing of recognition of selling and marketing expenses and the classification of certain expenditures within the statement of operations at its Mexican subsidiary. The Company’s Audit Review Committee commenced an internal investigation, with the assistance of outside counsel and other third party experts, which has been primarily focused on the realizability of certain assets of the Mexican subsidiary in order to determine the impact these matters may have on the Company’s consolidated financial results. As a result of this investigation, the Company, along with the Audit Review Committee and its third party experts, has concluded that certain employees of the Company’s Mexican subsidiary engaged in unauthorized transactions with the Company’s Mexican subsidiary that resulted in the recording of assets that are not realizable. As a result, the Company will record a non-cash write-off for certain amounts erroneously included in the Company’s historical financial statements in trade receivables, prepaid expenses and other current assets and will restate its financial statements as of and for the years ended December 31, 2019 and 2018 and each of the quarters during the years ended December 31, 2019 and 2018. The Company estimates the impact of these adjustments to be a reduction to net income from continuing operations in the range of approximately $6 million to $9 million for the year ended December 31, 2019 and $4 million to $6 million for the year ended December 31, 2018. These preliminary estimates are based on currently available information and are subject to change during the course of the ongoing investigation. The investigation is continuing and there is no assurance that additional items will not be identified. In addition, the Company will be correcting certain other errors previously identified as immaterial to the consolidated financial statements.
The Company is working diligently to complete the restated financial statements and expects to file its amended Form 10-K, which will include the restated financial statements, and the Form 10-Q for the period ended March 31, 2020 as soon as practicable.
In connection with the restatement, management of the Company has determined that a material weakness existed in the Company’s internal control over financial reporting as of December 31, 2019. As a result, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2019, and the Company’s management has concluded that its internal control over financial reporting was not effective as of December 31, 2019.
The Company’s management and Audit Review Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Forward Looking Statements
This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome and impact of the Company’s internal investigation and the Company’s expected financial results. These statements are based on current expectations as of the date of this filing and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, the uncertainty surrounding the timing and results of the finalization of the Audit Review Committee investigation, the potential need for restatement of the Company’s financial statements for the year ended December 31, 2017, potential legal or regulatory action related to the matters under investigation, and the potential impact on the Company’s business and any market reaction to any announcements regarding any of the foregoing and other risks detailed in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2019. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated June 11, 2020.

(d) Exhibits

99.1
Press Release dated June 11, 2020, issued by Hamilton Beach Brands Holding Company, announcing the filing of a Notification of Non-Reliance on Prior Financial Statements and providing a business update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 11, 2020		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Michelle O. Mosier
		Name:	Michelle O. Mosier
		Title:	Senior Vice President, Chief Financial Officer, and Treasurer